                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

              ACM Government Securities Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

ALLIANCE CAPITAL [LOGO](R)   ACM GOVERNMENT INCOME FUND, INC.
                             ACM GOVERNMENT SECURITIES FUND, INC.
                             ACM GOVERNMENT SPECTRUM FUND, INC.
                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
                             ACM MANAGED INCOME FUND, INC.
                             ACM MUNICIPAL SECURITIES INCOME FUND, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------


                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 10, 1997

To the Stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"):

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM II, ACM III, ACM IV, ACM V and ACM VII (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday July 10, 1997 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 28, 1997:

  1. To elect four Directors of each of ACM I, II, III, IV, V and VII, three such Directors to hold office for a term of three years and one of whom to hold office for a term of one year and, in each case, until his or her successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for its respective fiscal year ending in 1997;

  3. With respect to ACM VII only, to approve a proposal to split each share of the Fund's Preferred Stock Series A, Series B and Series C into two shares and thus reduce each such share's liquidation preference, as provided in the Fund's Charter, from $50,000 to $25,000; and

  4. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on May 16, 1997 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                       By Order of the Boards of Directors,

                                       Edmund P. Bergan, Jr.
                                        Secretary

New York, New York
May 28, 1997
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       ACM GOVERNMENT INCOME FUND, INC.
                     ACM GOVERNMENT SECURITIES FUND, INC.
                      ACM GOVERNMENT SPECTRUM FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 10, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, July 10, 1997 at 11:00 a.m. The solicitation will be made by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about May 30, 1997.

  The Board of Directors of each Fund has fixed the close of business on May 16, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of May 16, 1997 consisted, respectively, of 57,498,107 shares of common stock of ACM I, 77,850,706 shares of common stock of ACM II, 37,028,027 shares of common stock of ACM III, 13,071,872 shares of common stock of ACM IV, 21,845,066 shares of common stock and 950 shares of Remarketed Preferred Shares, Series A (the "ACM V Preferred Stock") of ACM V and 10,623,282 shares of common stock and 600 shares of each of Preferred Stock of Series A, Series B and Series C (the "ACM VII Preferred Stock") of ACM VII, each share being entitled to one vote.

  Except as provided in the remainder of this paragraph, at the Meeting the holders of ACM V Preferred Stock and the holders of each class of ACM VII Preferred Stock will have equal voting rights with the holders of ACM V and ACM VII common stock, respectively (i.e., one vote per share), and will vote together with the holders of ACM V and ACM VII common stock as a single class on all proposals to be brought before the Meeting applicable to each respective Fund. With respect to the election of Directors for ACM V and ACM VII, the holders of ACM V Preferred Stock and ACM VII Preferred Stock voting separately as a class, will elect two Directors representing the holders of the Preferred Stock of each of their respective Funds. The holders of ACM V's common stock and the holders of ACM VII's common stock do not have the right, with respect to each of their respective Funds, to vote with respect to the election of such two Directors. The two Directors that have been designated as representing the holders of ACM V Preferred Stock and ACM VII Preferred Stock are for each Fund, Ruth Block and Robert C. White (see "Proposal One--Election of Directors," below). In addition, with respect to ACM VII, at the Meeting the holders of each series of ACM VII Preferred Stock will vote both together with the holders of ACM VII common stock as a single class and also separately by series with respect to Proposal Three.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for a Fund will be voted for the election of four Directors of ACM I, II, III, IV, V and VII, for the ratification of Ernst & Young LLP as the Funds' independent auditors for each of their respective fiscal years ending in 1997 and, with respect to ACM VII, for the proposal relating to the ACM VII preferred stock split. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are, with the exception of Proposal Three, to consider and vote on identical matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting for a Fund or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting with respect to a Fund are not received by July 10, 1997, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

  Each Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,000 from each Fund for its services, plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and one Director of each Fund will be elected to serve a term of one year, and in each case, until their successors are elected and qualified. With respect to each Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Classes One and Three as described below.

  Pursuant to the Funds' respective Charters and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the term of office of the members of Class Three will expire as of the Meeting, the term of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1998 and the term of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 1999. Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. For each Fund, Ruth Block, John D. Carifa and Robert C. White are the members constituting Class Three; James R. Greene, Clifford L. Michel and Donald J. Robinson are the members constituting Class One; and David H. Dievler and James M. Hester are the members constituting Class Two.

  As a result, only those Directors of each Fund in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors of a Fund (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the three Directors in Class Three of each Fund, Messrs. John D. Carifa and Robert C. White and Ms. Ruth Block, are standing for re-election. In addition, Mr. Donald J. Robinson, who was elected by the Boards of Directors of the Funds on September 11, 1996 as a member of Class One, will also stand for election by stockholders as a member of Class One. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors is set forth below. WITH RESPECT TO EACH FUND, ONLY CLASS THREE DIRECTORS AND MR. ROBINSON, A CLASS ONE DIRECTOR, ARE STANDING FOR ELECTION AS DIRECTORS.

    NAME, POSITIONS AND                                           NUMBER OF SHARES
  OFFICES WITH THE FUNDS,                                          OF COMMON STOCK
      AGE, PRINCIPAL                                                BENEFICIALLY
    OCCUPATIONS DURING            YEAR FIRST         YEAR TERM    OWNED DIRECTLY OR
    THE PAST FIVE YEARS            BECAME A         AS DIRECTOR   INDIRECTLY AS OF
  AND OTHER DIRECTORSHIPS          DIRECTOR         WILL EXPIRE     MAY 16, 1997
  -----------------------         ----------        -----------   -----------------
  *John D. Carifa,          ACM I and II--1987        2000***       2,000ACM I
  Chairman of the Board,    ACM III, IV and V--1988 (Class Three)
  52. President, Chief      ACM VII--1994
  Operating Officer and a
  Director of Alliance
  Capital Management
  Corporation ("ACMC").
 **+Ruth Block, Director,   ACM I and II--1987        2000***
  66.
   ++Formerly an            ACM III, IV and V--1988 (Class Three)   4,540 ACM V
   Executive Vice           ACM VII--1994
   President and Chief
   Insurance Officer of
   The Equitable Life
   Assurance Society of
   the United States. She
   is a Director of
   Ecolab Incorporated
   (specialty chemicals)
   and Amoco Corporation
   (oil and gas).
 **++David H. Dievler,      ACM I and II--1987          1999        200  ACM I
    Director, 67.           ACM III, IV and V--1988  (Class Two)    1,200ACM II
    Independent             ACM VII--1994                           1,000ACM III
    Consultant. Formerly                                            200  ACM IV
    a Senior Vice
    President of ACMC and
    Chairman of the
    Boards of the Funds
    until 1994.
 **++James R. Greene,       ACM I and II--1987          1998        495  ACM I
    Director, 75.           ACM III and IV--1988     (Class One)    705  ACM IV
    Independent financial   ACM V--1989                             1,110ACM V
    consultant. He is a     ACM VII--1994
    Director of Bank
    Leumi Trust Co.
    (commercial bank),
    Buck Engineering
    Company
    (manufacturing) and
    Beverly Enterprises
    (nursing homes). He
    is also a consultant
    to a number of
    international
    corporations.

--------
   *"Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of each of the Funds because of affiliation with the each of the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").
  **Member of the Audit Committee.
 ***If re-elected at the Meeting.
   +With respect to ACM V and ACM VII, elected solely by the holders of the ACM V and ACM VII Preferred Stock, respectively, each voting as a class.
  ++Member of the Nominating Committee.

   NAME, POSITIONS AND                                           NUMBER OF SHARES
 OFFICES WITH THE FUNDS,                                          OF COMMON STOCK
      AGE, PRINCIPAL                                               BENEFICIALLY
    OCCUPATIONS DURING           YEAR FIRST          YEAR TERM   OWNED DIRECTLY OR
   THE PAST FIVE YEARS            BECAME A          AS DIRECTOR  INDIRECTLY AS OF
 AND OTHER DIRECTORSHIPS          DIRECTOR          WILL EXPIRE    MAY 16, 1997
 -----------------------         ----------         -----------  -----------------
 **++James M. Hester,      ACM I and II--1987          1999        725  ACM I
    Director, 73.          ACM III, IV and V--1988  (Class Two)    700  ACM II
    President of The       ACM VII--1994                           815 ACM IV
    Harry Frank                                                    700  ACM V
    Guggenheim
    Foundation. He was
    formerly President of
    New York University
    and The New York
    Botanical Garden and
    Rector of The United
    Nations University.
    He was formerly a
    Director of Union
    Carbide Corporation.
 **++Donald J. Robinson,   ACM I-IV--1996             1998+++      2,150ACM V
    Director, 62. Senior   ACM V--1996              (Class One)
    Partner of the law     ACM VII--1996
    firm of Orrick,
    Herrington &
    Sutcliffe from July
    1987 to December
    1994; Member of the
    Executive Committee
    of the firm from
    January 1989 to
    December 1994; Senior
    Counsel of the firm
    since January 1995.
    Trustee of the Museum
    of the City of New
    York from 1977 to
    1995.
 **++Clifford L. Michel,   ACM I and II--1987          1998        1,000ACM I
    Director, 57. Partner  ACM III, IV and V--1988  (Class One)    1,000ACM II
    of the law firm of     ACM VII--1994                           1,000ACM III
    Cahill Gordon &                                                1,000ACM IV
    Reindel. He is Chief                                           1,000ACM V
    Executive Officer of                                           1,000ACM VII
    Wenonah Development
    Company (investments)
    and a Director of
    Placer Dome, Inc.
    (mining).
 **+Robert C. White,       ACM I and II--1987         2000***      700  ACM I
   Director, 76. He was    ACM III, IV and V--1988 (Class Three)   600  ACM II
   formerly Assistant      ACM VII--1994                           800  ACM III
   Treasurer of Ford                                               600  ACM V
   Motor Company and,
   until
   September 30, 1994, a
   Vice President and
   Chief Financial
   Officer of the Howard
   Hughes Medical
   Institute.

--------
 **Member of the Audit Committee.
***If re-elected at the Meeting.
 +With respect to ACM V and ACM VII, elected solely by the holders of the ACM V and ACM VII Preferred Stock, respectively, each voting as a class. ++Member of the Nominating Committee.
+++If elected at the Meeting.

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating that each Director of one or more such Funds will invest a specified minimum total amount of as much as $150,000 in shares of funds in the Alliance Fund Complex on whose boards they serve, including, for Directors of the Funds, a total of at least $20,000 in shares of any one or more of the Funds. All Directors of the Funds are in compliance with this policy.

  During their respective fiscal years ended in 1996, the Boards of Directors of ACM I, II, III, IV, V and VII each met five times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of ACM I, II, III, IV, V and VII each met twice during their respective fiscal years. The Nominating Committee of each Fund, which met once during such fiscal year, was constituted for the purpose of selecting and nominating person(s) to fill any vacancies on the Board of Directors. The Nominating Committees do not currently consider candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to its Directors during its fiscal year ended in 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                           TOTAL NUMBER OF FUNDS IN
                                     TOTAL COMPENSATION   THE ALLIANCE FUND COMPLEX,
                      AGGREGATE    FROM THE ALLIANCE FUND  INCLUDING THE FUNDS, AS
 NAME OF DIRECTOR    COMPENSATION    COMPLEX, INCLUDING     TO WHICH A DIRECTOR IS
   OF THE FUND      FROM EACH FUND       THE FUNDS          A DIRECTOR OR TRUSTEE
 ----------------   -------------- ---------------------- --------------------------
John D. Carifa      $0                    $0                          50
Ruth Block          $3,259 ACM I          $157,500                    37
                    $3,259 ACM II
                    $3,259 ACM III
                    $3,192 ACM IV
                    $3,182 ACM V
                    $3,359 ACM VII
David H. Dievler    $3,259 ACM I          $182,000                    43
                    $3,259 ACM II
                    $3,259 ACM III
                    $3,192 ACM IV
                    $3,182 ACM V
                    $3,859 ACM VII
James R. Greene     $7,375 ACM I          $ 63,000                    11
                    $7,375 ACM II
                    $7,375 ACM III
                    $7,091 ACM IV
                    $7,091 ACM V
                    $7,966 ACM VII
James M. Hester     $3,259 ACM I          $148,500                    38
                    $3,259 ACM II
                    $3,259 ACM III
                    $3,192 ACM IV
                    $3,182 ACM V
                    $3,359 ACM VII
Clifford L. Michel  $2,986 ACM I          $148,068                    38
                    $2,986 ACM II
                    $2,986 ACM III
                    $3,192 ACM IV
                    $3,182 ACM V
                    $3,859 ACM VII
Donald J. Robinson  $1,046 ACM I          $137,250                    38
                    $1,046 ACM II
                    $1,046 ACM III
                    $  -0- ACM IV
                    $  -0- ACM V
                    $  273 ACM VII
Robert C. White     $3,259 ACM I          $130,750                    11
                    $3,259 ACM II
                    $3,259 ACM III
                    $3,204 ACM IV
                    $3,194 ACM V
                    $3,371 ACM VII

  As of May 16, 1997, each of the Directors of a Fund owned less than 1% of the outstanding shares of any class of capital stock of the Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of capital stock of such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or any of its parents or subsidiaries.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                       INDEPENDENT AUDITORS OF THE FUNDS

  The Board of Directors of each Fund recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending December 31, 1997 (ACM I, II, III), July 31, 1997 (ACM IV), August 31, 1997 (ACM V) and October 31, 1997 (ACM VII). Their selection was approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, at meetings held on December 18, 1996 for ACM I, II and III, June 5, 1996 for ACM IV and V and September 11, 1996 for ACM VII. With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of ACM I, II, III, IV and VII since the commencement of each Fund's operations, and of ACM V since its fiscal year ending August 31, 1990, and does not have any direct financial interest or any material indirect financial interest in any of the Funds.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors of each Fund meets twice during each full fiscal year with representatives of the independent auditors to discuss the scope of their engagement and review the financial statements of such Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                PROPOSAL THREE

                 APPROVAL OF SPLIT OF ACM VII PREFERRED STOCK
                        SERIES A, SERIES B AND SERIES C

  With respect to ACM VII, stockholders are being asked to vote on a proposal to split each share of the Preferred Stock Series A, Series B and Series C into two shares and thus reduce each share's liquidation preference, as provided in the Fund's Charter, from $50,000 to $25,000. Therefore, there will be no economic effect to the stockholder's of the Fund's Preferred Stock.

  The Adviser believes that splitting each share of ACM VII Preferred Stock and reducing the liquidation preference will increase the liquidity and marketability of those shares as well as provide a more convenient size for purchases, and the Board of Directors and the Adviser thus believe that the Proposal is in the best interests of the Fund and its stockholders.

  Both an affirmative vote of an absolute majority of each series of the ACM VII Preferred Stock and an affirmative vote of an absolute majority of such Preferred Stock and common stock, voting together as a single class, is necessary to approve the proposed stock split.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE SPLIT OF THE ACM VII PREFERRED STOCK.

                   INFORMATION AS TO PRINCIPAL OFFICERS, THE
                            INVESTMENT ADVISER AND
                        THE ADMINISTRATORS OF THE FUNDS

  The principal officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, Director and Chairman of each Fund and President of ACM IV, V and VII. (See Proposal One, "Election of Directors," at page 4 for biographical information).

  Kathleen A. Corbet, 37, Senior Vice President of each Fund, is an Executive Vice President of ACMC, with which she has been associated with since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1992.

  Wayne D. Lyski, 55, President of ACM I, II and III, and Senior Vice President of ACM IV and V, is an Executive Vice President of ACMC, with which he has been associated since prior to 1992.

  Bruce W. Calvert, 50, Senior Vice President of ACM IV, is a Director, Vice Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1992.

  Susan P. Keenan, 40, Senior Vice President of ACM VII, is a Senior Vice President of ACMC, with which she has been associated since prior to 1992.

  Thomas M. Perkins, 52, Senior Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1992.

  Paul J. DeNoon, 35, Vice President of ACM I, II, III, IV and V, is a Vice President of ACMC, with which he has been associated since 1992. Previously, he was a Vice President at Manufacturers Hanover Trust.

  David M. Dowden, 31, Vice President of ACM VII, is an Assistant Vice President of ACMC, with which he has been associated since 1993. Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

  Thomas Bardong, 52, Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1992.

  Christian Wilson, 29, Assistant Vice President of ACM I, II, III, IV and V, is a Vice President of ACMC with which he has been associated with since prior to 1992.

  Mark D. Gersten, 46, Treasurer and Chief Financial Officer of each Fund, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1992.

  Edmund P. Bergan, Jr., 47, Secretary of each Fund, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1992.

  Each Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I, II and III is Mitchell Hutchins Asset Management Inc., with principal offices at 1285 Avenue of the Americas, New York,

New York 10019. The administrator for ACM IV and VII is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Prudential Mutual Fund Management LLC, with principal offices at Gateway Center 3, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM V is Princeton Administrators, Inc., with principal offices at 800 Scudder Mill Road, Plainsboro, New Jersey 08536.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During 1997, two reports of changes in beneficial ownership on Form 4 were inadvertently filed late by Alliance on behalf of Ms. Ruth Block, a Director of each of the Funds. The reports related to three transactions. During 1997, reports of initial statements of beneficial ownership of securities on Form 3 were inadvertently filed late by Alliance on behalf of the following officers--Thomas J. Bardong--ACM IV; Daniel V. Panker--ACM IV; Paul J. DeNoon--ACM II and IV; Susan Peterson--ACM III; Wayne C. Tappe--ACM V; David M. Dowden--ACM VII; Wayne D. Lyski--ACM VII; Terrance T. Hults--ACM VII; Thomas M. Perkins--ACM IV and Kathleen A. Corbert--ACM I, ACM II, ACM III, ACM IV, ACM V and ACM VII. The reports did not relate to any transactions.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of each Fund must be received by the Fund by January 28, 1998 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  A Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at
(800) 227-4618 or contact Karen Cheng at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.  Secretary

May 28, 1997 New York, New York

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   3
Proposal Two: Ratification of Selection of Independent Auditors of the
 Funds....................................................................   9
Proposal Three: Approval of Split of ACM VII Preferred Stock Series A,
 Series B and Series C....................................................   9
Information as to Principal Officers, the Investment Adviser and the
 Administrators of the Funds..............................................  10
Submission of Proposals for the Next Annual Meeting of Stockholders.......  11
Other Matters.............................................................  11
Reports to Stockholders...................................................  11

                       ACM GOVERNMENT INCOME FUND, INC.

                     ACM GOVERNMENT SECURITIES FUND, INC.

                      ACM GOVERNMENT SPECTRUM FUND, INC.

                     ACM GOVERNMENT OPPORTUNITY FUND, INC.

                         ACM MANAGED INCOMEFUND, INC.

                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.


-------------------------------------------------------------------------------
                          ALLIANCE CAPITAL [LOGO](R)
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT JULY 10,
1997

                            APPENDIX

PROXY                                                       PROXY
              ACM GOVERNMENT SECURITIES FUND, INC.
  INSTRUCTIONS TO THE STOCKHOLDERS OF ACM GOVERNMENT SECURITIES
  FUND, INC. (the "Corporation") IN CONNECTION WITH THE ANNUAL
  MEETING OF STOCKHOLDERS TO BE HELD ON JULY 10, 1997.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby instructs Domenick Pugliese and/or
Carol H. Rappa to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on July 10, 1997 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

             PLEASE REFER TO THE PROXY STATEMENT FOR
             A DISCUSSION OF EACH OF THE PROPOSALS.

          PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
              RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.   Election of Directors.                        For All
                             For      Withhold     Except
                             / /      / /          / /

           Class Three Nominees (term expires in 2000)

         RUTH BLOCK
         JOHN D. CARIFA
         ROBERT C. WHITE

            Class One Nominee (term expires in 1998)

         DONALD J. ROBINSON

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name.

2.   Ratification of the
     selection of Ernst &         For      Against      Abstain
     Young LLP as the             / /      / /          / /
     independent auditors
     for the Corporation
     for the fiscal year
     ending December 31, 1997.

3.   In their discretion on       For      Against      Abstain
     all such other matters       / /      / /          / /
     that may properly come
     before the meeting or
     any adjournments thereof.

Please be sure to sign and date this Proxy.      Date

Shareholder sign here                      Co-owner sign here

Mark box at right if comments or address change   /   /
have been noted on the reverse side of the card.

RECORD DATE SHARES:











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